UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012 (June 15, 2012)

Prospect Capital Corporation

(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 44th Floor, New York, New York 10016

(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 15, 2012, Prospect Capital Corporation (“Prospect”) completed the acquisition from First Tower Corp. (“First Tower”) of the businesses of First Tower, a private multiline specialty finance company based in Flowood, Mississippi with over 150 branch offices (the “Acquisition”) pursuant to a definitive agreement entered into on March 19, 2012 (the “Agreement”).  Prospect acquired 80.1% of First Tower for $110,200,000 of cash from Prospect’s credit facility and 14,518,207 million unregistered shares of Prospect common stock (the “Shares”).  The assets of First Tower acquired in the Acquisition include, among other things, the subsidiaries owned by First Tower, which hold leaseholds and tangible property associated with First Tower’s businesses.

The foregoing description of the Acquisition and the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to the current report on Form 8-K filed by Prospect on March 21, 2012 and is incorporated by reference into this Item 2.01.

Forward-Looking Statements

Information set forth in this current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Prospect’s control, and that Prospect may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Such statements speak only as of the time when made, and Prospect undertakes no obligation to update any such statement now or in the future.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this current report on Form 8-K is incorporated herein by reference.

Prospect issued the Shares to First Tower and the shareholders of First Tower, each of which is an “accredited investor” as that term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder, with such Shares subject to applicable resale restrictions under the Securities Act.  The Shares were valued at $11.06 for purposes of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01(a) are not included in this filing. The required financial statements will be filed not later than 71 calendar days after the date that this current report on Form 8-K was required to be filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

	By:	/s/ M. Grier Eliasek
	Name:	M. Grier Eliasek
	Title:	Chief Operating Officer
Date: June 15, 2012